TO THE SHAREHOLDERS

During the quarter ended December 31, 1995, the net asset value of Scout WorldWide Fund rose from $12.03 to $12.08, and a dividend of $.17 was paid. The total return (price change and reinvested distributions) for the quarter was 1.83%. Over the same period the unmanaged Standard & Poor's 500 index earned 6.02% and the international markets as measured by the unmanaged Morgan Stanley Capital International (MSCI) EAFE (Europe, A ustralia, Far East) index gained 4.05%.

The Fund's total return for 1995 was 14.66%, and the EAFE index returned 11.21%. For our corporate shareholders, 69% of ordinary income distributions qualify for the corporate dividends received deduction.

We hear a lot about the moderate growth in our domestic economy, but compared to the economies of most developed countries we are doing very well. Japan and most of western Europe have high unemployment and slow growth. Their governments and central banks are slowly responding to this situation with monetary easing. This ease has permitted our Federal Reserve Bank to lower short-term interest rates in this country.

The third quarter saw a substantial rise in the U.S. dollar as the Japanese started the stimulative monetary process. The fourth quarter saw little additional strength, so currency movements were not a significant portion of the Fund's return.

SAP, a German company, is a new stock in our portfolio. SAP is one of the world's leading software companies, specializing in commercial applications for the client/server market. This addition increased our position in both the technology sector and Germany. In the third quarter we cut back our technology exposure somewhat. In the quarter just ended we rebuilt our technology position after some of the leading companies had their stocks knocked down by the news of disappointing earnings.

We appreciate your interest and participation in Scout WorldWide Fund.

Sincerely,


Larry D. Armel
President

Top 10 Equity Holdings
					   Market     Percent
					    Value     of Total
Canadian Pacific Ltd.                 $   603,563       3.11%
Nokia, CP ADS Pfd.                        583,125       3.01%
Elan Corp. PLC                            568,912       2.94%
Benetton Group S.p.A.                     555,000       2.86%
Canon Inc.                                520,837       2.69%
BCE Inc.                                  517,500       2.67%
Alcatel Alsthom                           515,515       2.66%
China Light & Power Ltd.                  506,462       2.61%
Coles Myer Ltd.                           501,457       2.59%
Rhone-Poulenc Rorer Inc.                  500,175       2.58%
Top 10 Equity Holdings Total:           5,372,546      27.72%

NOTE: All market values based on 12/31/95 statement of assets.


Shares of the Scout Funds are not deposits or obligations of, nor guaranteed by, UMB Bank, n.a. or any other banking institution; nor are they federally insured by the Federal Deposit Insurance Corporation or any other federal agency. These shares involve investment risks, including the possible loss of the principal amount invested.

FINANCIAL STATEMENTS
Statement of Net Assets
December 31, 1995
									Market
 Shares        Company                                       Cost      Value

COMMON STOCKS (ADR's) _ 81.60%
AUSTRALIA _ 4.08%
   8,290  Broken Hill Proprietary Co. Ltd.             $   388,155 $   468,385
  19,380  Coles Myer Ltd.                                  489,837     501,457
							   877,992     969,842
BELGIUM _ 0.57%
     250  Solvay Cie S.A.                                  108,502     135,070
CANADA _ 6.03%
  15,000  BCE Inc.**                                       491,819     517,500
  33,300  Canadian Pacific Ltd.**                          521,050     603,563
   7,200  Magna International Cl. A**                      316,297     311,400
							 1,329,166   1,432,463
DENMARK _ 2.75%
   6,200  Novo-Nordisk A.S.                                150,310     210,800
  16,000  Tele Danmark A.S.                                426,824     442,000
                                                 							   577,134     652,800
FINLAND _ 2.45%
  15,000  Nokia, CP ADS Pfd.                               562,409     583,125

FRANCE _ 10.09%
  29,458  Alcatel Alsthom                                  541,511     515,515
     390  Carrefour Supermarche*                           217,734     236,933
   6,638  Elf Aquitaine                                    234,312     243,946
  23,400  Rhone-Poulenc Rorer Inc.**                       570,514     500,175
   6,100  Schlumberger Ltd.                                338,214     422,425
  14,035  Total S.A.                                       384,910     477,190
							 2,287,195   2,396,184
GERMANY _ 5.94%
  11,000  Bayer A.G.                                       218,800     290,894
  14,600  Dresdner Bank A.G.                               351,725     390,686
   2,640  SAP A.G.*  **                                    410,132     410,403
   2,900  Siemens A.G.                                     253,675     318,107
							 1,234,332   1,410,090
HONG KONG _ 2.13%
 110,000  China Light & Power Ltd.                         527,000     506,462

IRELAND _ 2.40%
  11,700  Elan Corp. PLC*                                  418,043     568,912

ITALY _ 4.88%
  24,000  Benetton Group S.p.A.                            594,404     555,000
   3,200  Luxottica Group S.p.A.                            74,016     187,200
  15,000  STET Societa Finanziaria                         451,250     418,125
							 1,119,670   1,160,325
JAPAN _ 10.28%
   5,700  Canon Inc.                                       471,158     520,837
   8,000  Fuji Photo Film Ltd.                             380,942     465,000
   4,700  Hitachi, Ltd.                                    445,492     472,350
   1,400  Ito Yokado, Ltd.                                 288,400     344,575
   8,000  Sony Corp.                                       429,260     491,000
   3,500  Toyota Motor Corp.                               152,688     147,875
							 2,167,940   2,441,637
NETHERLANDS _ 2.72%
   2,700  Akzo N.V.                                        127,888     156,600
   5,508  Koninklijke Ahold N.V.                           133,379     226,517
   5,000  Polygram N.V.                                    190,962     262,500
							   452,229     645,617
NEW ZEALAND _ 0.88%
   3,000  Telecom Corp. of New Zealand                    135,151      208,125

NORWAY _ 0.63%
   3,555  Norsk Hydro A.S.                                103,090      148,866

SPAIN _ 1.66%
  12,000  Repsol S.A.                                     404,844      394,500
SWEDEN _ 4.12%
   8,600  Aktiebolaget Electrolux                         373,250      355,825
  22,000  Ericsson (L.M.) Telephone Co. Cl. B             295,143      429,000
  12,500  Svenska Cellulosa Aktiebo*                      224,207      194,263
							  892,600      979,088
SWITZERLAND _ 4.98%
   4,000  BBC Brown Boveri Ltd.                           366,000      465,824
   6,200  Ciba Geigy A.G.                                 172,825      273,454
   8,000  Nestle S.A.                                     326,000      443,575
							  864,825    1,182,853
UNITED KINGDOM _ 13.67%
  10,000  Bass Public Ltd. Co.                            158,150      222,500
   6,200  British Gas PLC                                 280,451      242,575
  15,009  Cadbury Schweppes Ltd. PLC                      425,791      499,049
  14,200  Carlton Communications                          392,147      431,325
   8,910  Grand Metropolitan Ltd. PLC                     238,048      256,163
   3,200  Reuters Holdings PLC                            111,250      176,400
   9,000  SmithKline Beecham PLC                          303,075      499,500
  13,000  Vodafone Group                                  370,326      458,250
  43,000  Waste Management International*                 478,695      462,250
							2,757,933    3,248,012
UNITED STATES _ 1.34%
   8,000  Sprint Corp.**                                  265,560      319,000

TOTAL COMMON STOCKS (ADR's) _ 81.60%                   17,085,615   19,382,971

SHORT-TERM CORPORATE NOTES  _ 12.60%
$  500,000  Abbott Laboratories, 5.80%,
		due January 4, 1996                      499,678       499,678
   500,000  Chevron Corp., 5.63%,
		due January 5, 1996                      499,609       499,609
   500,000  Duke Power Co., 5.72%,
		due January 12, 1996                     499,046       499,046
   500,000  Gannett Co., Inc., 5.77%,
		due January 17, 1996                     498,638       498,638
   500,000  Philip Morris Cos., Inc.,
		5.63%, due January 26, 1996              497,967       497,967
   500,000  Texaco, Inc., 5.83%,
		due January 11, 1996                     499,109       499,109
TOTAL SHORT-TERM CORPORATE NOTES _ 12.60%              2,994,047     2,994,047

REPURCHASE AGREEMENT _ 4.76%
 1,130,000  Northern Trust Co.,
		5.10%, due January 2, 1996
		(Collateralized by $1,113,000 par
		value U.S. Treasury Notes,
		7.50%, due February 29, 1996)          1,130,000     1,130,000

TOTAL INVESTMENTS _  98.96%                          $21,209,662    23,507,018

Other assets less liabilities _ 1.04%                                  246,170

TOTAL NET ASSETS _ 100.00%
  (equivalent to $12.08 per share;
  10,000,000 shares of $1.00 par value
  capital shares authorized;
  1,966,095 shares outstanding)                                   $ 23,753,188

For federal income tax purposes, the identified cost of investments owned at December 31, 1995 was $21,209,662.

Net unrealized appreciation for federal income tax purposes was $2,297,356, which is comprised of unrealized appreciation of $2,608,494 and unrealized depreciation of $311,138.

Statement of Assets and Liabilities
December 31, 1995

ASSETS:
  Investment securities, at market value
    (identified cost $21,209,662)                           $    23,507,018
  Cash                                                              213,565
  Dividends receivable                                               32,285
  Interest receivable                                                   320
    Total assets                                                 23,753,188
NET ASSETS                                                   $   23,753,188

NET ASSETS CONSIST OF:
  Capital (capital stock and paid-in capital)                $   21,426,600
  Accumulated undistributed income:
    Undistributed net investment income                               9,467
    Accumulated net realized gain on investment transactions         19,765
      Net unrealized appreciation of investments                  2,297,356

NET ASSETS APPLICABLE TO OUTSTANDING SHARES                  $   23,753,188

Capital shares, $1.00 par value
	Authorized                                               10,000,000
	Outstanding                                               1,966,095

NET ASSET VALUE PER SHARE                                     $       12.08

See accompanying Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 1995

INVESTMENT INCOME:
  Income:
    Dividends                                                 $       370,775
    Interest                                                          206,068
								      576,843
  Expenses:
    Management fees (Note 3)                                          174,413
    Governmental fees                                                     _
								      174,413
      Net investment income                                           402,430

REALIZED AND UNREALIZED GAIN ON INVESTMENTS (Note 1):
  Realized gain from investment transactions (excluding
   repurchase agreements and short-term corporate notes):
    Proceeds from sales of investments                              4,487,492
    Cost of investments sold                                        4,265,250
      Net realized gain from investment transactions                  222,242
  Unrealized appreciation of investments:
    Beginning of year                                                 137,504
    End of year                                                     2,297,356
      Net unrealized appreciation of investments                    2,159,852
      Net gain on investments                                       2,382,094
      Net increase in net assets resulting from operations      $   2,784,524

Statements of Changes in Net Assets
For the Two Years Ended December 31, 1995

INCREASE IN NET ASSETS FROM OPERATIONS:
  Net investment income                           $    402,430  $    234,615
  Net realized gain from investment transactions       222,242       130,609
  Net unrealized appreciation (depreciation) of
  investments                                        2,159,852       (80,765)
    Net increase in net assets resulting from
    operations                                       2,784,524       284,459

DISTRIBUTIONS TO SHAREHOLDERS FROM:*
  Net investment income                               (392,963)     (234,615)
  Net realized gain from investment transactions      (232,728)     (108,128)
    Total distributions to shareholders               (625,691)     (342,743)

INCREASE FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from 550,555 and 1,117,059 shares sold    6,333,198    12,262,358
  Net asset value of 32,639 and 21,348 shares
  issued for reinvestment of distributions             386,875       228,632
						     6,720,073    12,490,990
  Cost of 255,945 and 70,591 shares redeemed        (2,885,563)     (771,234)
    Net increase from capital share transactions     3,834,510    11,719,756
      Total increase in net assets                   5,993,343    11,661,472

NET ASSETS:
  Beginning of year                                 17,759,845     6,098,373
  End of year                                    $  23,753,188  $ 17,759,845


Distributions to shareholders:
  Income dividends per share                     $       0.22  $       0.170
  Capital gains distribution per share           $       0.12  $       0.073

NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES _

The Fund was capitalized on March 5, 1993 and initial public offering was made on September 14, 1993. The Fund is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. A summary of significant accounting policies that the Fund uses in the preparation of its financial statements follows. The policies are in conformity with generally accepted accounting principles.

Investments _ Securities traded on a national securities exchange are valued at the last reported sales price on the last business day of the period or, if no sale was reported on that date, at the average of the last reported bid and asked prices. Investment transactions are recorded on the date securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend dates. Realized gains and losses from investment transactions and unrealized appreciation and depreciation of investments are reported on the identified cost basis. Short-term investments are valued at cost with interest income recorded on the accrual basis.

Federal Income Taxes _ The Fund has complied with the Internal Revenue Code requirements applicable to regulated investment companies and will distribute all income to its shareholders. Therefore, no Federal income tax provision is required.

2. PURCHASES AND SALES OF SECURITIES _ The aggregate amounts of security transactions during the year ended December 31, 1995 (excluding repurchase agreements and short-term corporate notes), are as follows:

	Purchases               $       6,171,684
	Proceeds from sales             4,487,492

3. MANAGEMENT FEES _ Management fees, which include all normal expenses of the Fund other than taxes, fees and other charges of governmental agencies for qualifying the Fund's shares for sale, special legal fees, interest and brokerage com-missions, are paid to Jones & Babson, Inc., an affiliated company. These fees are based on average daily net assets of the Fund at the annual rate of .85 of one percent of net assets. Certain officers and/or directors of the Fund are also officers and/or directors of Jones & Babson, Inc.

4. REPURCHASE AGREEMENTS _ Securities purchased under agreements to resell are held by the Fund's custodian and investment counsel, UMB Bank, n.a. The custodian monitors the market values of the underlying securities which they have purchased on behalf of the Fund to ensure that they are sufficient to protect the Fund in the event of default by the seller.

Per share income and capital changes for a share outstanding throughout the period.

						     Years Ended
						     December 31,    September 14, 1993 to
						   1995       1994    December 31, 1993*
Net asset value, beginning of period            $   10.84  $   10.68   $   10.13

Income from investment operations:
  Net investment income                              0.22       0.17        0.03
  Net gains or losses on securities
   (both realized and unrealized)                    1.36       0.23        0.55
    Total from investment operations                 1.58       0.40        0.58

Less distributions:
  Dividends from net investment income              (0.22)     (0.17)      (0.03)
  Distributions from capital gains                  (0.12)     (0.07)         _
    Total distributions                             (0.34)     (0.24)      (0.03)

Net asset value, end of period                  $   12.08  $   10.84   $   10.68

Total return                                          15%         4%         21%


Ratios/Supplemental Data
Net assets, end of year (in millions)           $      24   $      18  $       6
Ratio of expenses to average net assets             0.85%       0.85%      0.85%
Ratio of net investment income to average
net assets                                           1.97%      1.87%      1.43%
Portfolio turnover rate                                27%        24%         2%



The Fund was capitalized on March 5, 1993 with $100,000, representing 10,000 shares at a net asset value of $10.00 per share.

Initial public offering was made on September 14, 1993, at which time net asset value was $10.13 per share.

Ratios for this initial period of operation are annualized.

INDEPENDENT ACCOUNTANTS' REPORT
To the Shareholders and Board of Directors of Scout WorldWide Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Scout WorldWide Fund, Inc., including the statement of net assets, as of December 31, 1995, and the related statement of operations, statements of changes in net assets and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included verification of securities owned as of December 31, 1995 by examination, or by the application of alternative auditing procedures with respect to unsettled portfolio security transactions. An audit also includes assessing the accounting principles used and significant estimates made by manage-ment, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scout WorldWide Fund, Inc. as of December 31, 1995, the results of its o perations, the changes in its net assets and the financial highlights for the periods indicated thereon in conformity with generally accepted accounting principles.


BAIRD, KURTZ & DOBSON
Kansas City, Missouri
January 23, 1996


This report has been prepared for the information of the Shareholders of Scout WorldWide Fund, Inc., and is not to be construed as an offering of the shares of the Fund. Shares of this Fund and of the other Scout Funds are offered only by the Prospectus, a copy of which may be obtained from Jones
& Babson, Inc.